2005 Analyst
Conference
©
A
A Strong Hand
For The Future
A Balanced Strategy for Growth
2005 Analyst Conference
Houston, Texas
November 11, 2005

2005 Analyst
Conference

Important Note to Investors
Forward Looking Statements:
Statements in this presentation that are not historical facts, including statements regarding our estimates, beliefs, expectations, intentions, strategies or projections, may be “forward-looking statements” as defined in the Private Securities Litigation Reform Act of 1995.  Forward-looking statements involve matters that are not historical facts and because these statements involve anticipated events or conditions, forward-looking statements often include words such as
"anticipate," "assume," "can," "could," "estimate," "expect," "forecast," "indicate," "intend," "may,"
"plan," "predict," "project,” "future," "seek," "should," "target," "will," "would," or similar expressions.
Our expectations are not guarantees and are based on currently available competitive, financial and economic data along with our operating plans. While we believe that our expectations are reasonable in view of the currently available information, our expectations are subject to future events, risks and uncertainties, and there are several factors - many beyond our control - that could cause results to differ significantly from our expectations. Such events, risks and uncertainties include, but are not limited to, changes in price, supply and demand for natural gas and related products, impact of changes in state and federal legislation and regulation, actions taken by government agencies on rates and other matters,  concentration of credit risk, utility and energy industry consolidation, impact of acquisitions and divestitures, direct or indirect effects on AGL
Resources' business, financial condition or liquidity resulting from a change in our credit ratings or the credit ratings of our counterparties or competitors, interest rate fluctuations, financial market conditions and general economic conditions, uncertainties about environmental issues and the related impact of such issues, impacts of changes in weather upon the temperature-sensitive portions of the business, impacts of natural disaster such as hurricanes upon the supply or price of gas, acts of war or terrorism, and other factors which can be found in our filings with the Securities and Exchange Commission. Forward-looking statements are only as of the date they are made, and we do not undertake any obligation to update these statements to reflect subsequent changes.
Management does not affirm or update earnings guidance during private and one-on-one meetings with investors, but only updates or confirms earnings guidance through public disclosure and filing with the Securities and Exchange Commission.  Earnings guidance is only effective as of the date it is given.  The company further disclaims any duty to update its guidance.

2005 Analyst
Conference

Important Note to Investors
Non-GAAP Measures:
Company management evaluates segment financial performance based on earnings before interest and taxes (EBIT), which includes the effects of corporate expense allocations.  EBIT is a non-GAAP (accounting principles generally accepted in the United States of America)
financial measure.  Items that are not included in EBIT are financing costs, including debt and interest expense, income taxes and the cumulative effect of changes in accounting principles.  The company evaluates each of these items on a consolidated level and believes
EBIT is a useful measurement of our performance because it provides information that can be used to evaluate the effectiveness of our businesses from an operational perspective, exclusive of the costs to finance those activities and exclusive of income taxes, neither of which is directly relevant to the efficiency of those operations.
Operating margin is a non-GAAP measure calculated as revenues minus cost of gas, excluding operation and maintenance expense, depreciation and amortization, and taxes other than income taxes.  These items are included in the company’s calculation of operating income.  The company believes operating margin is a better indicator than operating revenues of the contribution resulting from customer growth, since cost of gas is generally passed directly through to customers.
EBIT and operating margin should not be considered as alternatives to, or more meaningful indicators of, the company’s operating performance than operating income or net income as determined in accordance with GAAP.  In addition, the company’s EBIT or operating margin may not be comparable to similarly titled measures of another company.

2005 Analyst
Conference

Current Salt Storage
Material Structured Transactions
Henry Hub
What A Difference A Year Makes

AGL Resources

Quantitative
1%
Asset
Allocation
1%
GARP
1%
Hedge
4%
Income
15%
Value
39%
Growth
20%
Index
19%

Quantitative
2%
Hedge
3%
Value
42%
Income
10%
Growth
24%
Index
19%

2005 Analyst
Conference

Our Shareholder Demographics
September 2005
September 2004

2005 Analyst
Conference
Status of Our 2005
Corporate Goals
Paula Reynolds
Chairman, President and CEO

2005 Analyst
Conference

Sustainable Performance Requires
Rigorous Attention to Goals
•
Integrate our acquisitions and meet the performance
expectations of our value-oriented investors
•
Establish a national reputation for excellent customer service by investing in systems, processes and people
•
Accelerate the pace of technology adoption and business
process improvements to achieve our “one company” vision
•
Elevate our regulatory profile with leading levels of
transparency/collaboration to facilitate the adoption of our regulatory and business framework.

AGL Resources

$4,000
$3,500
$3,000
$2,500
$2,000
$1,500
$1,000
$500
$0
$3,292
$1,514
$1,048
$1,048
NUI 2004
NUI 2005
Total 2004
Total 2005

1,400
1,200
1,000
800
600
400
200
0
456
943
1,038
1,023
NUI 2004
NUI 2005
Total 2004
Total 2005

2005 Analyst
Conference

Not To Mention Deal Flow:
•
Closed ETG appliance business
•
Sold Saltville interest
•
Sold FCG appliance leasing
•
Pending sales of UBS and VGC
•
Rationalized Florida capacity
•
Fully subscribed JISH
•
Pivotal Propane online
•
Renewal of Sequent/AGL peaking and
VNG asset management deals
•
Assumption of NUI asset management
(ETG/FCG/Elkton and Saltville storage
lease) by Sequent
•
Added/extended 4 asset management and
one peaking deal with third parties
•
Added 16 enterprise, carrier and service
provider customers  at AGL Networks
Net Cost Per New Meter
Customers Per Employee
Integrating Our Acquisitions While
Meeting Performance Expectations

AGL Resources

0.7%
0.6%
0.5%
0.4%
0.3%
0.2%
0.1%
0.0%
2004
2005
AGL
CGC
VNG
ETG
FCG

92%
90%
88%
86%
84%
82%
80%
2004
2005
AGL/CG
VNG
ETG

2005 Analyst
Conference

One Call, That’s All
One Trip, That’s It
Percentage of Work Completed on the First Visit
Complaints/Customer by Company
Customer Service Excellence
•
Consolidated customer
care to one centralized
operation in 120 days
•
Named 5th in customer
satisfaction for VNG by JD
Powers
•
Named "Most Improved" for
customer service by JD
Powers survey for ETG
•
All franchises on automated
dispatch by July 1

AGL Resources

Gas Request & Pipeline
GOS SCADA and Metretek
BEZ servers for Blackberrys
Banner upgrade (SouthStar)

2005 Analyst
Conference

 Oct
 04
Compliance Tracking System
•
•
ET
•
Field Operations Database
RM Went Live
Jan
•
Fleet Management System
Feb
•
Email integrated
•
Accounting integrated
•
Corrosion System
•
Automated Complaints
•
SALT
•
Salesforce.com
Mar                Apr
•
FCG call center to Georgia
May
•
Intranet site
•
GPS
•
Disaster Recovery
•
Centralized hosting
•
Data Center integration
•
WMS Release A
June
•
Field Force
Automation
(FCG/Elkton)
•
Centralized dispatch
Oct
•
Desktop
Standardization
Nov
•
5-digit dialing
    2006
•
WMS Release B (1Q)
•
CMA/CIS/AD (2Q)
•
WMS Release C (3Q)
Most items shown refer to
standardization of all systems across
utilities and affiliates where applicable
Adopt “One Company Vision” Through
Technology & Process Improvements

2005 Analyst
Conference

Stay Out
Incentives
Base v. Energy
Dec 04      Jan       Feb      Mar       Apr       May                     June            July            Aug             Sep      Oct               Nov       Dec           2006
•
ETG BGSS
Filing
•
Georgia
Legislative
Hearings
•
VNG Rate Filing
•
Virginia
Legislative
Hearings
•
AGL Rate
Case Settled
ETG PGA
•
Filing
•
ACA &
PBR
approved in
TN
•
ETG BGSS
Filing
•
VNG Asset
Management
Agreement
•
FCG PGA
Approved
•
GA PRP
Extended 5
yrs.
AGL Rate Case Ongoing
VNG Rate Case Ongoing
Facilitate Adoption of Regulatory
and Business Framework

2005 Analyst
Conference

What To Expect in 2006?
1.  Operate our businesses to deliver our longstanding
commitment to superior earnings and income growth.
2.  Drive  a process-obsessive culture that supports scale
and global commerce.
3.  Deliver singular  retail and wholesale customer  service through superior logistics.
4.  Invest to make people our competitive edge in  sustaining enterprise excellence.